                                 TERMS AGREEMENT



                                                                    EXHIBIT 1.01

                                                                 January 7, 1998



Salomon Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York 10013

Attention:  Chief Financial Officer

Dear Sirs:

         We understand that Salomon Smith Barney Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell $300,000,000 aggregate principal amount of its 6 1/4% Notes due January 15, 2005 (the "Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, we, as underwriters (the "Underwriters"), offer to purchase, severally and not jointly, the principal amount of the Securities as set forth opposite our respective names on the list attached hereto at 98.785% of the principal amount thereof. The Closing Date shall be January 12, 1998 at 9:00 a.m. at the offices of Salomon Smith Barney Holdings Inc., 388 Greenwich Street, New York, New York 10013.

                 The Securities shall have the following terms:

         Title:                               6 1/4% Notes due January 15, 2005

         Maturity:                            January 15, 2005

         Interest Rate:                       6 1/4% per annum

         Interest Payment
              Dates:                           January 15 and July 15, commenc-
                                               ing July 15, 1998

         Regular Record
              Dates:                           January 1 and July 1

         Initial Price
              To Public:                       99.385% of the principal amount
                                               thereof plus accrued interest
                                               from January 12, 1998, to date
                                               of payment and delivery

         Redemption
              Provisions:                      The Securities are not redeem-
                                               able by the Company prior to
                                               maturity

              All the provisions contained in the document entitled "Salomon Smith Barney Holdings Inc. - Debt Securities - Underwriting Agreement Basic Provisions" and dated December 1, 1997 (the "Basic Provisions"), a copy of which you have previously received, are, except as indicated below, herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

              Basic Provisions varied with respect to this Terms Agreement:

(A) Notwithstanding the provisions set forth in Section 3 of the Basic Provisions, the Company and the Under-writers hereby agree that the Securities will be in the form of Book-Entry Notes and shall be delivered on January 12, 1998 against payment of the purchase price to the Company by wire transfer in immediately avail-able funds to such accounts with such financial insti-tutions as the Company may direct.

(B) In the first line of Section 2(a), delete "A registra-tion statement on Form S-3 (File No. 333-38931), in-cluding a prospectus, relating to the Securities has been prepared" and insert in lieu thereof "Registra-tion Statements on Form S-3 (File Nos. 333-38931 and 333-01807), including a prospectus, relating to the Securities have been prepared." In the tenth line of
         Section 2(a), delete "has been filed with the Commis-sion and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time" and insert in lieu thereof "have been filed with the Commission and have become effective. Such registration statements and prospectus may have been amended or supplemented from time to time." Any references in the Basic Provisions to a Registration Statement shall be deemed a refer-ence to such Registration Statements on Form S-3.

              The Underwriters hereby agree in connection with the underwriting of the Securities to comply with the requirements set forth in any applicable sections of Section 2720 to the By-Laws of the National Association of Securities Dealers, Inc.

              Robert H. Mundheim, Esq., is counsel to the Company. Skadden, Arps, Slate, Meagher & Flom LLP is counsel to the Underwriters.

              Please accept this offer no later than 9:00 p.m. on January 7, 1998, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

              "We hereby accept your offer, set forth in the Terms Agreement, dated January 7, 1998, to purchase the Securities on the terms set forth therein."

                                            Very truly yours,


                                            SALOMON BROTHERS INC
                                            CHASE SECURITIES INC.
                                            CITICORP SECURITIES, INC.
                                            DONALDSON, LUFKIN & JENRETTE
                                               SECURITIES CORPORATION
                                            NATIONSBANC MONTGOMERY
                                              SECURITIES LLC
                                            UBS SECURITIES LLC

                                            By SALOMON BROTHERS INC


                                         By: /s/ Suni P. Harford
                                            ------------------------------------
                                              Name:         Suni P. Harford
                                              Title:        Vice President


ACCEPTED:

SALOMON SMITH BARNEY HOLDINGS INC.



By: /s/ Charles W. Scharf
   ----------------------------------
   Name:  Charles W. Scharf
   Title: Chief Financial Officer



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

Underwriters                                         Principal Amount
------------                                         ----------------
Salomon Brothers Inc                                   $ 50,000,000
Chase Securities Inc.                                    50,000,000
Citicorp Securities, Inc.                                50,000,000
Donaldson, Lufkin & Jenrette
   Securities Corporation                                50,000,000
NationsBanc Montgomery Securities LLC                    50,000,000
UBS Securities LLC                                       50,000,000
                                                       ------------
             Total                                     $300,000,000


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